EXHIBIT 99.2

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186	Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

________________________ NEWS ________________________

VISTA GOLD CORP. ANNOUNCES FILING OF NOTICE AND CONFIRMATION OF
FULL ALLOCATION OF MIDAS GOLD CORP.

Denver, Colorado, February 7, 2014 – Vista Gold Corp. (TSX & NYSE MKT: VGZ) (“Vista” or the “Company”) today announced that, further to its February 5, 2014 press release, it has filed with Canadian securities regulatory authorities a notice of intention to distribute 16,000,000 common shares (the “Offered Midas Shares”) of Midas Gold Corp. (“Midas”) under section 2.8 of National Instrument 45-102 Resale of Securities.  The sales of the Offered Midas Shares will not be completed until the satisfaction of a number of customary closing conditions.  Closing of the Offered Midas Shares is expected to occur on or about February 14, 2014, being the first day the Offered Midas Shares may be sold.

The Company is pleased to announce that it has been advised by certain agents engaged for the purposes of arranging the sale of the Offered Midas Shares (the “Agents”) that the Offered Midas Shares have been fully allocated.

Assuming the closing of the sales of the Offered Midas Shares, Vista has agreed they will not sell any of their remaining shares of Midas for a period of 12 months following closing.

The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States and may not be offered or sold absent such registration or pursuant to an exemption from such registration requirements.  This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein in the United States.

About Vista Gold Corp.
Vista’s principal assets include its flagship Mt. Todd gold project in Northern Territory, Australia, and a 24.9% holding in Midas. In addition to non-core projects in Mexico and California, Vista holds royalty interests in projects in Bolivia and Indonesia.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Securities Act and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as the completion of the sale of all or a portion of the Offered Midas Shares, the length of the lock-up period for Midas shares held by the Company and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the accuracy of statements made by the Agents and the completion of the sales of the Offered Midas Shares and other such matters.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” “would,” “could,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of the completion of all or a portion of the sales of the Offered Midas Shares, risks that conditions to closing may not be satisfied, and market conditions, as well as those factors discussed under the headings “Note Regarding Forward-

Looking Statements” and “Risk Factors” in Vista’s Annual Report Form 10-K as filed on March 14, 2013 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185.